POWER OF ATTORNEY


   KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as officers of NATIONWIDE MUTUAL FUNDS (the "Trust"), a Delaware statutory trust, and the Trust, which have filed or will file with the U.S. Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, various Registration Statements and amendments thereto for the registration under said Acts of the Trust, hereby constitutes and appoints James Bernstein, Eric E. Miller and Allan
J. Oster and each of them with power to act without the others, his or her attorney, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to approve, and sign such Registration Statements and any and all amendments thereto, with power to affix the corporate seal of said Trust thereto and to attest said seal and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, hereby granting unto said attorneys, and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof. This instrument may be executed in one or more counterparts.

   IN WITNESS WHEREOF, the undersigned has herewith set his name and seal as of this 25th day of January, 2008.



/s/ Stephen T. Grugeon                                 /s/ Joseph Finelli
------------------------------------                  --------------------------
Stephen T. Grugeon                                    Joseph Finelli
Principal/Chief Executive Officer                     Treasurer, Principal/Chief
                                                      Financial Officer

                                     NOTICE


         THE PURPOSE OF THIS POWER OF ATTORNEY IS TO GIVE THE PERSONS YOU DESIGNATE (YOUR "AGENTS") BROAD POWERS TO ACT ON YOUR BEHALF WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION"), WHICH MAY INCLUDE, BUT ARE NOT LIMITED TO, POWERS TO FILE REGISTRATION STATEMENTS OF NATIONWIDE MUTUAL FUNDS AND ANY AMENDMENTS THERETO, WITH ALL EXHIBITS THERETO AND OTHER DOCUMENTS IN CONNECTION THEREWITH, WITH THE COMMISSION, AND TO DO AND PERFORM ALL AND EVERY ACT AND THING REQUISITE TO ALL INTENTS AND PURPOSES AS HE OR SHE MIGHT OR COULD DO IN PERSON AS SUCH AGENTS DEEM NECESSARY TO ENABLE THE UNDERSIGNED PERSONS TO COMPLY IN CONNECTION THEREWITH WITH THE APPLICABLE LAWS OF THE UNITED STATES WITHOUT ADVANCE NOTICE TO YOU OR APPROVAL BY YOU.

         THIS POWER OF ATTORNEY DOES NOT IMPOSE A DUTY ON YOUR AGENTS TO EXERCISE GRANTED POWERS, BUT WHEN POWERS ARE EXERCISED, YOUR AGENTS MUST USE DUE CARE TO ACT FOR YOUR BENEFIT AND IN ACCORDANCE WITH THIS POWER OF ATTORNEY.

         YOUR AGENTS MAY EXERCISE THE POWERS GIVEN HERE THROUGHOUT YOUR LIFETIME, EVEN AFTER YOU BECOME INCAPACITATED, UNLESS YOU EXPRESSLY LIMIT THE DURATION OF THESE POWERS OR YOU REVOKE THESE POWERS OR A COURT ACTING ON YOUR BEHALF TERMINATES YOUR AGENTS' AUTHORITY.

         YOUR AGENTS MUST KEEP YOUR FUNDS SEPARATE FROM YOUR AGENTS' FUNDS.

         A COURT CAN TAKE AWAY THE POWERS OF YOUR AGENTS IF IT FINDS YOUR AGENTS ARE NOT ACTING PROPERLY.

         THE POWERS AND DUTIES OF AN AGENT UNDER A POWER OF ATTORNEY ARE EXPLAINED MORE FULLY IN 20 PA.C.S. CH.
56.

         IF THERE IS ANYTHING ABOUT THIS FORM THAT YOU DO NOT UNDERSTAND, YOU SHOULD ASK A LAWYER OF YOUR OWN CHOOSING TO EXPLAIN IT TO YOU.

         I HAVE READ OR HAD EXPLAINED TO ME THIS NOTICE AND I UNDERSTAND ITS CONTENTS.

            [The remainder of this page is intentionally left blank.]

         IN WITNESS WHEREOF, the undersigned has herewith set his name and seal as of this 25th day of January, 2008.


/s/ Stephen T. Grugeon                               /s/ Joseph Finelli
------------------------------------                 -----------------------
Stephen T. Grugeon                                   Joseph Finelli
Principal/Chief Executive Officer                    Treasurer, Principal/Chief
                                                     Financial Officer

                                 ACKNOWLEDGMENT

         We, the undersigned, James Bernstein, Eric E. Miller and Allan J. Oster, have read the attached power of attorney and are the persons identified as the agents for the officers of NATIONWIDE MUTUAL FUNDS (the "Trust"), a Delaware statutory trust, and the Trust (the "Grantors"). We hereby acknowledge that, in the absence of a specific provision to the contrary in the power of attorney or in 20 Pa.C.S. Ch. 56, when we act as agents:

         We shall exercise the powers for the benefit of the Grantors.

         We shall keep the assets of the Grantors separate from our assets.

         We shall exercise reasonable caution and prudence.

         We shall keep a full and accurate record of all actions, receipts, and disbursements on behalf of the Grantors.


Date:  January 25, 2008


                                    /s/ James Bernstein
                                    --------------------------------------------
                                    James Bernstein

                                    /s/ Eric E. Miller
                                    --------------------------------------------
                                    Eric E. Miller

                                    /s/ Allan J. Oster
                                    --------------------------------------------
                                    Allan J. Oster